UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2006

                                  MILACRON INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        1-8485                        31-1062125
-----------------          ------------------------          -------------------
 (State or other           (Commission File Number)             (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)


 2090 Florence Avenue, Cincinnati, Ohio                           45206
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 3, 2006, Milacron Inc. (the "Company") issued an earnings release announcing its results for the second quarter of 2006, which is furnished as
Exhibit 99.1 hereto.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

ITEM 8.01 OTHER EVENTS

Pension Announcement

In its earnings release the Company also announced its intent to make a voluntary contribution of approximately $30 million to its pension fund in 2006.

Ross A. Anderson Announcement

In a separate news release the Company announced the promotion of Ross A. Anderson to Senior Vice President - Finance and Chief Financial Officer. His prior title was Vice President - Finance and Chief Financial Officer. The separate news release is furnished as Exhibit 99.2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

Exhibit No.          Description

99.1                 Earnings release issued by Milacron Inc. on August 3, 2006.

99.2                 News release issued by Milacron Inc. on August 3, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Milacron Inc.

Date: August 3, 2006                     By: /s/ Ross A. Anderson
                                             -----------------------------------
                                             Ross A. Anderson
                                             Senior Vice President - Finance and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.         Description
-------------       ------------------------------------------------------------
 99.1                Earnings release issued by Milacron Inc. on August 3, 2006.

 99.2                News release issued by Milacron Inc. on August 3, 2006